UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

PROCERA NETWORKS, INC.
______________________
(Exact name of registrant as specified in its charter)

Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 C Cooper Court
Los Gatos, California 95032
(Address of principal executive offices)

(408) 354-7200
(Registrant's telephone number, including area code)

3175 South Winchester Boulevard,
Campbell, CA 95008
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On August 17, 2005, Procera Networks, Inc. issued a press release announcing gains in core product revenue and traction in key markets. The full text of the press release is set forth in Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated August 17, 2005 announcing gains in core product revenue and traction in key markets

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 17, 2005	PROCERA NETWORKS, INC.,
a Nevada corporation

By: /s/ Douglas Gladder
Title: President & CEO